UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2004

DYNATEM, INC.

(Exact name of Registrant as specified in its charter)

California	0-16250	95-3627099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

23263 Madero, Suite C, Mission Viejo, California 92691

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 855-3235

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective February 27, 2004, Dynatem, Inc. (the “Company”) received a purchase order from one of the Company’s current customers for the delivery of the Company’s DPC2 systems with an aggregate gross revenue value in excess of $837,000 (the “Systems”). All Systems are scheduled for shipment prior to March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATEM, INC.

Date:	March 4, 2004	By:	/s/ Michael Horan
Michael Horan, President